DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Premier Value Fund.

  This letter accompanies the annual report of the Dreyfus Premier Value Fund for the 12-month period ended October 31, 1998. The total returns for the Fund, and for its benchmark indices for this period, are shown below:

                                                             Total Return*
                                                             ____________

      Class A Shares                                            1.53%

      Class B Shares                                            0.75%

      Class C Shares                                            0.65%

      Class R Shares                                            0.77%

      Standard & Poor's 500 Composite Stock Price Index**      22.01%

      Wilshire Large Company Value Index***                    12.40%

  As always, the concentrated nature of the Fund, holding approximately 50 securities, will make it more volatile than the diversified indices referred to above which are composed of 500 and 750 stocks, respectively. During most periods, therefore, the performance of the Fund will be likely to differ significantly from these indices.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index over the past year. Your Fund remained true to its value discipline, and should be considered a pure value fund, according to our definition of value. There will be periods, the past year for example, when value stocks underperform the S&P 500 Index, and even when stocks conforming to our particular definition of value underperform certain value stock indices. Regardless, the Fund provides your investment portfolio with the benefits of pure value stock exposure.

  The performance of the S&P 500 Index was largely driven by a relatively few so-called "mega cap" growth stocks or the very largest domestically traded companies. The S& P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index and many of its major security components is high by historic standards. Regardless, at least for the time being, positive price momentum in this Index and in many of these mega cap stocks has continued, despite the recent stock market correction and subsequent recovery.

  As for your Fund, most of the performance shortfall relative to the Wilshire Value Index occurred during the fourth quarter of 1997, as the portfolio was positioned for strong worldwide economic growth when the Asian economic problems surfaced. Several holdings during these months were among the poorest performing securities in the Fund for the fiscal year. These securities included electronic technology companies that have significant business in Asia, transportation issues which suffered from the possibility of a weakening economy, and several Latin American companies which were penalized simply because they are emerging markets. The portfolio was subsequently reworked, and performance relative to large company value indices on a quarter-by-quarter basis was more competitive.

  Our disciplined investment process kept the Fund largely out of what we considered were overvalued mega cap securities. Unfortunately, many of these high-priced mega cap securities were the best performing stocks in the market, restraining the Fund' s relative performance. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation. There is better potential for outperformance as security prices settle and as economic change occurs. With the stock market having corrected and with interest rates having fallen, the universe of securities available within our investment discipline has broadened somewhat to include a few more of these mega cap names.

Economic Review

  The U.S. entered the year with a strong economy and at near full employment, which during the spring months led the Federal Reserve Board, our central bank, to contemplate raising short-term interest rates in order to keep growth and inflation in check. By midyear, however, weak Asian economies slowing U.S. economic growth had already done the job, so the Fed left rates unchanged. More recently, stresses in the financial system convinced the Fed to lower interest rates three times: at the end of September, in mid-October, and in mid-November

A significant influence on the U.S. economy this year was slower growth in the overall world economy and the evolution of a worldwide financial crisis. Both events caused a drop in inflation, which helped send interest rates lower. The fall in inflation and lower interest rates benefited companies that sell to the consumer, both because more income was left over after inflation to buy goods and services, and because the cost of debt was reduced. Home mortgages were refinanced at lower rates, for example, putting more discretionary income in consumer's pockets.

The negative effect in the U.S. of slower global economies was directed toward the industrial sector. Corporate profits weakened, especially in sectors sensitive to Asia such as world-traded commodities (paper producers for example) and exporters (computer manufacturers for example) . One result of this industrial weakness was to cool off a U.S. economy that had been growing perhaps
too    rapidly.

  A financial crisis developed during the midsummer months, primarily in Russia and Brazil. Panic set in as lenders both recalled outstanding loans and were reluctant to issue new debt, sharply reducing the economic outlook for these areas. The effect on European and U.S. companies was to lower their profit growth expectations with the decline in their export opportunities.

Vigorous steps appear to have been recently taken in attempts to stabilize the Japanese banks, to design a support package for Brazil, and to generally make money less expensive to lend. Economic prospects for the major developed countries will depend on whether foreign financial stresses in the coming months calm down, as the consensus appears to be currently concluding, or intensify, as was the fear just weeks ago.

Stock Market Overview

  The 12 months ended October 31, 1998 reflected a number of contrasting phases in the U.S. stock market. There was strength during the early part of the period as stocks recovered from the Asian-induced sell-off that occurred during the fourth quarter of 1997. By midsummer, as large company security valuations neared all-time highs, there was a sharp market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September due to the collapse of a major U.S. hedge fund. Finally, there was a strong rally from mid-October until the end of the fiscal year in response to
the   Federal   Reserve   Board'  s  lowering  of  short-term  interest  rates.

  Over the 12-month period, investment returns for midsized and small companies were significantly lower than those for large companies, with the S&P 400 Midcap Index returning 6.71% and the small company Russell 2000 Index declining -11.84%
 . (+) The erosion of expectations for corporate profit growth over the year contributed to an outperformance by a select few mega cap growth stocks. Investors had confidence in the more consistent earnings growth from this small group of stocks that compose the bulk of the S&P 500 Index than for the broader market. Almost every other capitalization and investment style group lagged far
behind    these    mega    cap    growth    stocks.

Value Investing and Our Investment Process

To once again summarize our investment philosophy, as value investors, we want to buy growing companies, but we want to own them at a bargain price. In one sense, value investing can be a lower risk, more conservative style of equity investing because the prices of value stocks may decline less in falling markets, due to their already perceived "underpricing." Of course, they can underperform if company valuations do not improve as expected.

  Our approach to the selection of securities begins and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities.

  We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security' s earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, should be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate in order to take the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security' s exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 or so securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

  The detailed fundamental analysis, computer modeling and portfolio strategy that goes into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below, are several brief summaries of some of the better and poorer performing securities in the Fund
during    the    fiscal    year.

  Biogen, a biotechnology company, was one of the better performing securities during the period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value stock. We believe that the company's current products and new product pipeline, both near term and long term, are particularly promising. The security remained a holding at the end of the period.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Fund, and was sold when our investment discipline indicated that it was fully valued relative to the risk-free alternative.

  RJR Nabisco Holdings and Philip Morris, both largely tobacco companies, were poor performers during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies recently resolved many of these same issues directly with the states, benefiting the securities. While we sold RJR Nabisco Holdings during the Fund's fiscal year in order to reduce exposure to the industry, we remained attracted to the unusually inexpensive valuation and high dividend yield of Philip Morris.

  Bankers Trust, a major money center bank, was performing poorly in your Fund. Almost every financial stock was punished during the summer months when emerging markets and worldwide bond markets ran into difficulties. We reacted quickly to reduce exposure to the industry, including the sale of this security.

  In almost any Fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

Diligent management of your investments is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,


               [Timothy M. Ghriskey  signature]



               Timothy M. Ghriskey

               Senior Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge (5.75%) in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B (4.00%) and Class C (1.00%) shares, which if included would result in lower returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-book ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. Beginning with the fiscal year ended October 31, 1998, this Index will be used as the Fund's primary benchmark.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2000 Index is an unmanaged index and a leading barometer of the overall performance of small company stocks.

DREYFUS PREMIER VALUE FUND                                   OCTOBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER VALUE
FUND CLASS A SHARES  WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
                  AND THE WILSHIRE LARGE COMPANY VALUE INDEX

                                    Dollars

$63,171

Standard & Poor's 500 Composite Stock Price Index*

$53,598

Wilshire Large Company Value Index**

$39,564

Dreyfus Premier Value Fund (Class A Shares)

  *  Source: Lipper Analytical Services, Inc.

**  Source: Wilshire Associates, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      Class A Shares                                                      Class B Shares

   _______________________________________________________               _______________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   ___________________    _______________________   _____________  _____________________
1 Year                       1.53%            -4.30%              1 Year                      0.75%            -2.69%

5 Years                      9.44              8.15               5 Years                     8.61              8.36

10 Years                    12.41             11.74               From Inception (1/15/93)    9.26              9.15

From Inception (10/16/86)   12.65             12.10

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   ___________________    _______________________

1 Year                       0.65%            -0.20%              1 Year                      0.77%

From Inception (9/1/95)     12.89             12.89               From Inception (9/1/95)    13.54
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Value Fund on 10/16/86 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index as well as to the Wilshire Large Company Value Index which are described below. For comparative purposes, the value of each Index on 10/31/86 is used as the beginning value on 10/16/86. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard & Poor' s 500 Composite Stock Price Index, the Fund's primary benchmark index, is a widely accepted, unmanaged index of overall stock market performance. The Wilshire Large Company Value Index, composed of the largest 750 stocks in the Wilshire 5000 Index which meet certain statistical criteria for "value," has been selected as an additional benchmark index for the Fund because, like the Fund, it focuses on "value" stocks. Since mid-1995, the Fund has been managed pursuant to a disciplined "value" investment style. Accordingly, the Wilshire Index is a more representative benchmark with regard to the Fund' s more recent performance results. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS    OCTOBER   31,  1998


Common Stocks--92.1%                                                                                Shares          Value
-------------------------------------------------------                                          ____________   _______________
               Capital Goods--1.8%  Waste Management . . . . . . . . . . . . . . . . . . .             92,600     $   4,178,575

                                                                                                                  _____________


           Consumer Durables--2.0%  General Motors . . . . . . . . . . . . . . . . . . . .             70,500         4,445,906

                                                                                                                  _____________


       Consumer Non-durables--4.6%  ConAgra  . . . . . . . . . . . . . . . . . . . . . . .            160,000         4,870,000

                                    Philip Morris Cos  . . . . . . . . . . . . . . . . . .            111,000         5,674,875

                                                                                                                  _____________

                                                                                                                     10,544,875

                                                                                                                  _____________


           Consumer Services--2.1%  McDonald's . . . . . . . . . . . . . . . . . . . . . .             70,000         4,681,250

                                                                                                                  _____________


      Electronic Technology--13.8%  Boeing . . . . . . . . . . . . . . . . . . . . . . . .            120,000         4,500,000

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .            162,000         5,123,250

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             60,800         5,422,600

                                    International Business Machines  . . . . . . . . . . .             39,800         5,907,812

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .             71,000         5,986,187

                                    Storage Technology . . . . . . . . . . . . . . . . . .            128,000  (a)    4,280,000

                                                                                                                  _____________

                                                                                                                     31,219,849

                                                                                                                  _____________


     Electronics-Instruments--1.8%  Raytheon, Cl. B  . . . . . . . . . . . . . . . . . . .             68,800         3,994,700

                                                                                                                  _____________


            Energy Minerals--11.8%  British Petroleum, A.D.S.  . . . . . . . . . . . . . .             60,000         5,306,250

                                    Conoco, Cl. A  . . . . . . . . . . . . . . . . . . . .             65,600  (a)    1,631,800

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .             71,000         5,373,812

                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .             83,000         4,922,937

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .            168,000         4,714,500

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .            149,000         4,870,437

                                                                                                                  _____________

                                                                                                                     26,819,736

                                                                                                                  _____________


                    Finance--23.0%  American General . . . . . . . . . . . . . . . . . . .             62,000         4,247,000

                                    Banc One . . . . . . . . . . . . . . . . . . . . . . .             92,340         4,513,117

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .             73,000         4,192,937

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .             77,400         5,645,362

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .             83,600         6,390,175

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .            111,000         3,822,567

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .            128,000         5,112,000

                                    National City  . . . . . . . . . . . . . . . . . . . .             63,000         4,051,687

                                    Norwest  . . . . . . . . . . . . . . . . . . . . . . .            130,000         4,834,375

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .             67,000         4,723,500

                                    Torchmark  . . . . . . . . . . . . . . . . . . . . . .            105,000         4,593,750

                                                                                                                  _____________

                                                                                                                     52,126,470

                                                                                                                  _____________


           Health Technology--7.7%  Allergan . . . . . . . . . . . . . . . . . . . . . . .             70,000         4,370,625

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . . .             41,300  (a)    3,244,631

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .             63,000         4,378,500

                                    Pharmacia & Upjohn . . . . . . . . . . . . . . . . . .            102,500         5,426,094

                                                                                                                  _____________

                                                                                                                     17,419,850

                                                                                                                  _____________


DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)    OCTOBER   31,  1998


Common Stocks (continued)                                                                            Shares          Value
-------------------------------------------------------                                          ____________    _______________

         Non-Energy Minerals--2.1%  Aluminum Co. of America  . . . . . . . . . . . . . . .             60,000     $   4,755,000
                                                                                                                  _____________


          Process Industries--3.2%  duPont (EI) de Nemours . . . . . . . . . . . . . . . .             72,000         4,140,000

                                    Owens-Illinois . . . . . . . . . . . . . . . . . . . .            105,000   (a)   3,209,062
                                                                                                                  _____________

                                                                                                                      7,349,062
                                                                                                                  _____________


      Producer Manufacturing--3.3%  General Electric . . . . . . . . . . . . . . . . . . .             85,000         7,437,500
                                                                                                                  _____________


                Retail Trade--1.6%  Federated Department Stores  . . . . . . . . . . . . .             92,000  (a)    3,536,250
                                                                                                                  _____________


                  Utilities--13.3%  Ameritech  . . . . . . . . . . . . . . . . . . . . . .            105,000         5,663,438

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .            100,000         5,312,500

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .            150,000         5,287,500

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .             88,000  (a)    4,862,000

                                    Niagara Mohawk Power . . . . . . . . . . . . . . . . .            275,000         4,021,875

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .            115,000         5,031,250
                                                                                                                  _____________

                                                                                                                     30,178,563
                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $182,527,910)  . . . . . . . . . . . . . . .                         $208,687,586
                                                                                                                  _____________




                                                                                                    Principal

Short-Term Investments--5.3%                                                                         Amount
-------------------------------------------------------                                           ___________

              U.S. Treasury Bills:  4.83%, 11/27/98  . . . . . . . . . . . . . . . . . . .       $    125,000     $     124,702

                                    4.11%, 12/31/98  . . . . . . . . . . . . . . . . . . .             18,000            17,879

                                    3.73%, 1/7/99  . . . . . . . . . . . . . . . . . . . .            233,000           231,239

                                    3.73%, 1/14/99 . . . . . . . . . . . . . . . . . . . .            233,000           231,029

                                    3.86%, 1/21/99 . . . . . . . . . . . . . . . . . . . .          4,558,000         4,512,101

                                    4.14%, 1/28/99 . . . . . . . . . . . . . . . . . . . .          7,034,000  (b)    6,962,253
                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $12,086,352) . . . . . . . . . . . . . . . .                        $  12,079,203
                                                                                                                  _____________


TOTAL INVESTMENTS (cost $194,614,262). . . . . . . . . . . . . . . . . . . . . . . . . . .              97.4%      $220,766,789
                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.6%     $   5,996,933
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $226,763,722
                                                                                                      _______     _____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

(b) Partially held by custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

  STATEMENT OF FINANCIAL FUTURES                               OCTOBER 31, 1998

                                                                            Market Value                          Unrealized

                                                                               Covered                           Appreciation

  Financial Futures Purchased:                              Contracts       by Contracts        Expiration        at 10/31/98
                                                            ________         ___________         _________       ____________
Standard & Poor's 500. . . . . . . . . . . . . . . . . .       35            $9,670,500        December '98        $279,250

                                                                                                                   _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost            Value
                                                                                                _____________    ______________
ASSETS:                          Investments in securities--See Statement of Investments . .     $194,614,262      $220,766,789

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,747,312

                                 Receivable for investment securities sold . . . . . . . .                            3,384,460

                                 Receivable for futures variation margin--Note 4(a)  . . .                               76,125

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              290,718

                                 Receivable for shares of Beneficial Interest subscribed . .                              5,880

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               23,274

                                                                                                                 ______________

                                                                                                                    227,294,558

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              175,752

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               74,581

                                 Payable for shares of Beneficial Interest redeemed  . . .                              221,674

                                 Accrued expenses and other liabilities  . . . . . . . . .                               58,829

                                                                                                                 ______________

                                                                                                                        530,836

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $226,763,722

                                                                                                                 ______________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $183,215,977

                                 Accumulated undistributed investment income--net  . . . .                              917,138

                                 Accumulated net realized gain (loss) on investments . . .                           16,198,830

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $279,250 net unrealized
                                   appreciation on financial futures)--Note 4(b) . . . . .                           26,431,777

                                                                                                                 ______________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $226,763,722

                                                                                                                 ______________

                                                       NET ASSET VALUE PER SHARE
                                      ------------------------------------------------------------

                                                             Class A           Class B            Class C           Class R
                                                          ______________   _______________    _______________    ______________

Net Assets . . . . . . . . . . . . . . . . . . . . . .      $178,592,823       $47,512,351           $652,174            $6,374

Shares Outstanding . . . . . . . . . . . . . . . . . .         8,476,880         2,327,760             32,152           305.443

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $21.07            $20.41             $20.28            $20.87
                                                                 _______           _______            _______           _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $24,616 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .         $  3,880,202

                                 Interest  . . . . . . . . . . . . . . . . . . . .              377,209

                                                                                          _____________

                                        Total Income . . . . . . . . . . . . . . .                               $  4,257,411

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .            1,847,539

                                 Shareholder servicing costs--Note 3(c)  . . . . .              863,924

                                 Distribution fees--Note 3(b)  . . . . . . . . . .              397,966

                                 Registration fees . . . . . . . . . . . . . . . .               50,341

                                 Professional fees . . . . . . . . . . . . . . . .               47,926

                                 Trustees' fees and expenses--Note 3(d)  . . . . .               42,774

                                 Custodian fees--Note 3(c) . . . . . . . . . . . .               37,072

                                 Prospectus and shareholders' reports  . . . . . .               30,066

                                 Interest expense--Note 2  . . . . . . . . . . . .                4,035

                                 Loan commitment fees--Note 2  . . . . . . . . . .                1,177

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                6,998

                                                                                          _____________

                                        Total Expenses . . . . . . . . . . . . . .                                  3,329,818

                                                                                                                _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    927,593

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .          $15,204,247

                                 Net realized gain (loss) on financial futures . .             (271,301)

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .              398,145

                                                                                          _____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                 15,331,091

                                 Net unrealized appreciation (depreciation) on
                                    investments (including $279,250 net
                                    unrealized appreciation on financial futures)  .                              (10,271,824)

                                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  5,059,267

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                               $  5,986,860

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended           Year Ended

                                                                                          October 31, 1998      October 31, 1997
                                                                                          ________________       ______________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $       927,593      $       958,184

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            15,331,091           35,912,000

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           (10,271,824)          26,359,300

                                                                                            ______________        _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .             5,986,860           63,229,484

                                                                                            ______________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (897,158)          (1,829,335)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                --                  (49,504)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (1,708)             --

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   (30)                 (41)

   Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (28,342,023)         (31,464,545)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (7,784,711)          (6,811,698)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (102,316)              (1,027)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (705)                (570)

                                                                                            ______________        _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (37,128,651)         (40,156,720)

                                                                                            ______________        _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           358,815,870           95,775,905

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,641,156            5,445,106

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               382,394              696,370

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                19,638                  350

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            27,528,054           31,602,859

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,388,194            6,593,102

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                56,706                  855

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   726                  612

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (390,437,238)        (147,128,604)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (10,960,162)          (7,718,216)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (288,724)            (111,556)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (20,056)                (272)

                                                                                            ______________        _____________

          Increase (Decrease) in Net Assets from Beneficial Interest Transactions  .            (1,873,442)         (14,843,489)

                                                                                            ______________        _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           (33,015,233)            8,229,275

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           259,778,955          251,549,680

                                                                                            ______________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $226,763,722         $259,778,955

                                                                                            ______________        _____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .       $       917,138      $       888,441
                                                                                            ______________        _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                           Shares
                                                                                             ________________________________

                                                                                             Year Ended           Year Ended

                                                                                          October 31, 1998     October 31, 1997
                                                                                          ________________      _______________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16,637,744            4,031,189

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .       1,312,735            1,525,971

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (17,963,303)          (6,318,700)

                                                                                             ___________         ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .         (12,824)            (761,540)
                                                                                             ___________         ____________
  Class B
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         268,507              233,097

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .         361,281              324,304

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (531,471)            (341,797)

                                                                                             ___________         ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .          98,317              215,604
                                                                                             ___________         ____________
  Class C
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,550               29,363

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .           2,787                   42

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (13,297)              (4,570)

                                                                                             ___________         ____________


                                 Net Increase (Decrease) in Shares Outstanding . . . . .           7,040               24,835
                                                                                             ___________         ____________

  Class R
  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             982                   15

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .              34                   30

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (907)                 (13)

                                                                                             ___________         ____________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .             109                   32
                                                                                             ___________         ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                               Class A Shares
                                                                       _______________________________________________________

                                                                                           Year Ended October 31,
                                                                       _______________________________________________________

PER SHARE DATA:                                                     1998          1997         1996        1995        1994
                                                                   _______      _______      _______      _______     _______
   Net asset value, beginning of period  . . . . . . . . . .        $24.30       $22.42       $21.59       $19.83      $23.77

                                                                   _______      _______      _______      _______     _______
   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .13          .12          .22          .31         .01

   Net realized and unrealized gain (loss) on investments  .           .23         5.40         3.01         2.04       (1.54)

                                                                   _______      _______      _______      _______     _______

   Total from Investment Operations  . . . . . . . . . . . .           .36         5.52         3.23         2.35       (1.53)
                                                                   _______      _______      _______      _______     _______
   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.11)        (.20)        (.31)        (.05)         --

   Dividends in excess of investment income--net . . . . . .            --           --           --           --        (.12)

   Dividends from net realized gain on investments . . . . .         (3.48)       (3.44)       (2.09)        (.54)      (2.29)
                                                                   _______      _______      _______      _______     _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (3.59)       (3.64)       (2.40)        (.59)      (2.41)
                                                                   _______      _______      _______      _______     _______

   Net asset value, end of period  . . . . . . . . . . . . .        $21.07       $24.30       $22.42       $21.59      $19.83
                                                                   _______      _______      _______      _______     _______

TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . .          1.53%       27.43%       15.95%       12.43%      (6.92%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .          1.19%        1.18%        1.19%        1.22%       1.29%

   Ratio of interest expense, loan commitment fees
       and dividends on securities sold short to
       average net assets  . . . . . . . . . . . . . . . . .           .00%(2)       --           --          .05%        .25%

   Ratio of net investment income to average net assets  . .           .54%         .51%         .94%        1.51%        .04%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        159.30%      123.53%      147.64%      244.82%     199.13%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $178,593     $206,333     $207,388     $208,786    $239,407

---------------

(1)  Exclusive of sales load.

(2)  Amount represents less than .01%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                               Class B Shares
                                                                       _______________________________________________________

                                                                                           Year Ended October 31,
                                                                       _______________________________________________________

PER SHARE DATA:                                                     1998          1997         1996        1995        1994
                                                                   _______      _______      _______      _______     _______

   Net asset value, beginning of period  . . . . . . . . . .        $23.70       $21.92       $21.17       $19.58      $23.62
                                                                   _______      _______      _______      _______     _______
   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . .          (.04)        (.04)         .04          .14        (.04)

   Net realized and unrealized gain (loss) on investments  .           .23         5.29         2.96         2.02       (1.62)
                                                                   _______      _______      _______      _______     _______

   Total from Investment Operations  . . . . . . . . . . . .           .19         5.25         3.00         2.16       (1.66)
                                                                   _______      _______      _______      _______     _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .            --         (.03)        (.16)        (.03)         --

   Dividends in excess of investment income--net . . . . . .            --           --           --           --        (.09)

   Dividends from net realized gain on investments . . . . .         (3.48)       (3.44)       (2.09)        (.54)      (2.29)
                                                                   _______      _______      _______      _______     _______


   Total Distributions . . . . . . . . . . . . . . . . . . .         (3.48)       (3.47)       (2.25)        (.57)      (2.38)
                                                                   _______      _______      _______      _______     _______


   Net asset value, end of period  . . . . . . . . . . . . .        $20.41       $23.70       $21.92       $21.17      $19.58
                                                                   _______      _______      _______      _______     _______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . .           .75%       26.55%       15.05%       11.50%      (7.58%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .          1.95%        1.93%        1.94%        1.97%       1.84%

   Ratio of interest expense, loan commitment fees
       and dividends on securities sold short to
       average net assets  . . . . . . . . . . . . . . . . .           .00%(2)       --           --          .05%        .24%

   Ratio of net investment income (loss) to average net assets . .    (.22%)       (.27%)        .19%         .71%       (.61%)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        159.30%      123.53%      147.64%      244.82%     199.13%

   Net Assets, end of period (000's Omitted) . . . . . . . .       $47,512      $52,847      $44,152      $44,365     $40,864

--------------

(1)  Exclusive of sales load.

(2)  Amount represents less than .01%.






                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                              Class C Shares
                                                                                _____________________________________________

                                                                                            Year Ended October 31,
                                                                                _____________________________________________

PER SHARE DATA:                                                                 1998          1997         1996        1995(1)
                                                                               ______       _______       _______      _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $23.67       $21.90       $21.16        $21.21
                                                                              ______      _______      _______       _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . .      (.05)        (.14)(2)      .06          (.04)

   Net realized and unrealized gain (loss) on investments  . . . . . . . .       .20         5.35         3.05          (.01)

                                                                              ______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .        .15        5.21         3.11          (.05)

                                                                              ______      _______      _______       _______

   Distributions:

   Dividends from investment income (loss) net . . . . . . . . . . . . . .      (.06)          --         (.28)           --

   Dividends from net realized gain on investments . . . . . . . . . . . .     (3.48)       (3.44)       (2.09)           --
                                                                              ______      _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .     (3.54)       (3.44)       (2.37)           --
                                                                              ______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $20.28       $23.67       $21.90        $21.16
                                                                              ______      _______      _______       _______

TOTAL INVESTMENT RETURN(3) . . . . . . . . . . . . . . . . . . . . . . . .       .65%       26.38%       15.74%         (.24%)(4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .      2.08%        2.00%        1.94%          .36%(4)

   Ratio of net investment income (loss) to average net assets . . . . . .      (.35%)       (.56%)       (.51%)        (.18%)(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .    159.30%      123.53%      147.64%       244.82%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .      $652         $594           $6            $1

---------------

(1)  From September 1, 1995 (commencement of initial offering) to October 31, 1995.

(2)  Based on average shares outstanding.

(3)  Exclusive of sales load.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                              Class R Shares
                                                                                _____________________________________________

                                                                                            Year Ended October 31,
                                                                                _____________________________________________

PER SHARE DATA:                                                                 1998          1997         1996        1995(1)
                                                                               ______       _______       _______      _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .     $24.30        $22.42        $21.60       $21.61
                                                                               ______       _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .        .21           .19           .40           --

   Net realized and unrealized gain (loss) on investments  . . . . . . . .       (.01)         5.38          2.87         (.01)
                                                                               ______       _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .        .20          5.57          3.27         (.01)
                                                                               ______       _______       _______      _______

   Distributions:

   Dividends from investment income (loss)--net  . . . . . . . . . . . . .       (.15)         (.25)         (.36)          --

   Dividends from net realized gain on investments . . . . . . . . . . . .      (3.48)        (3.44)        (2.09)          --
                                                                               ______       _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .      (3.63)        (3.69)        (2.45)          --

                                                                               ______       _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .     $20.87        $24.30        $22.42       $21.60
                                                                               ______       _______       _______      _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . .        .77%        27.74%        16.17%        (.05%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .       1.00%          .94%          .97%         .17%(2)

   Ratio of net investment income to average net assets  . . . . . . . . .        .51%          .71%         1.07%          --

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .     159.30%       123.53%       147.64%      244.82%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .         $6            $5            $4           $1

---------------

(1)  From September 1, 1995 (commencement of initial offering) to October 31, 1995.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Value Fund (the "Fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company, currently offering two series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
("   Mellon"   ).

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $67,800, with a related weighted average annualized interest rate of 5.87%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $86,354 during the period ended October 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1998, Class B and Class C shares were charged $393,120 and $4,846, respectively, pursuant to the Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $483,171, $131,040 and $1,615, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $169,753 pursuant to the transfer agency agreement.

DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $37,072 pursuant to the custody agreement.

  (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 1998 amounted to $378,760,913 and $426,321,411, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998 are set forth in the Statement of Financial Futures.

  (B)   At   October  31,  1998,  accumulated  net  unrealized  appreciation  on investments and financial futures was $26,431,777, consisting of $28,757,737 gross unrealized appreciation and $2,325,960 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Value Fund

  We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 7, 1998


DREYFUS PREMIER VALUE FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $1.455 per share as long-term capital gain distribution paid on December 10, 1997.

  The Fund also designates 14.95% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


DREYFUS PREMIER VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                         037/632AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                  VALUE FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   [dreyfus lion logo]
                                   (reg.tm)


DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Premier International Value Fund began operations March 31, 1998 and completed its first fiscal year on October 31, 1998. These seven months saw unusual volatility in world equity markets, as well as in the United States. Value investing, which is the Fund's designated investment approach, was out of favor in 1998. Much as in the U.S., the performance of value stocks lagged the overall markets in Continental Europe and the United Kingdom during the Fund's reporting period. In Japan, value stocks fared better than the overall market, but by a lesser margin than last year.

  For the seven months of the Fund's operation through October 31, 1998, the total returns for the Fund's various share classes, and for its benchmark index, were as follows:

                                                                              TOTAL RETURN*         INCEPTION DATE
             Class A Shares  . . . . . . . . . . . . . . . . . . . . .          -9.44%                 3/31/98

             Class B Shares  . . . . . . . . . . . . . . . . . . . . .          -9.84%                 3/31/98

             Class C Shares  . . . . . . . . . . . . . . . . . . . . .          -9.84%                 3/31/98

             Class R Shares  . . . . . . . . . . . . . . . . . . . . .          -9.36%                 3/31/98

             Morgan Stanley Capital International
             Europe, Australasia, Far East (EAFE((reg.tm))) Index**  .          -4.27%

  Most major stock markets registered negative returns during the reporting period with the two largest, the United Kingdom and Japan, down 7.4% and 5.2% respectively. The worst performing markets were in Asia, with Malaysia (where the Fund was not invested) down 70% and Singapore down 25%. Of the major markets, only Germany and France managed to provide small positive returns in U.S. dollars.

  The strategy followed by your Fund was to be well diversified by country and industry sectors. The focus was on stocks which we believe were undervalued relative to their home markets. Although otherwise broadly diversified, we steered away from the trouble-plagued banking sector in Japan even though valuations declined dramatically during recent years. Our exposure in Japan was heavily weighted toward foreign multinational companies able, in our opinion, to compete successfully in the world marketplace. These firms were less affected by the slow recovery in Japan and benefited from the weakness in the Japanese yen over the reporting period. In terms of country weightings, the Fund was slightly overweighted in Continental Europe and underweighted in the U.K. Exposure to emerging markets was limited to less than 2% of the portfolio.

ECONOMIC AND MARKET ENVIRONMENT

  Major markets in Europe continued rising during the first half of the year, but declined sharply in August and September. This decline was global as all major markets suffered after the sharp runups of recent years. The dollar was weak during this period, declining 13.5% against the yen and over 10% against the euro block of currencies. However, against the British pound, the dollar was basically unchanged. A weak dollar improves the returns from international investments but the recent market downturn more than offset the benefit.

  Stock markets weakened worldwide in August and September with the EAFE Index declining over 15% from the July peak. Weakness developed even though economic statistics in the industrialized countries (except for Japan) remained favorable.

  Among the major concerns for investors today are the following:

*Persistent weak economic conditions in Japan and lack of decisive action by their politicians. The necessary measures to get the economy moving forward will be painful, but necessary. The first step for Japan is to get its banking system in order, but political bickering about who should pay the tab has delayed this process. We believe that eventually Japan will implement the necessary measures and the country will recover from its most serious economic downturn since World War II. The problems in Japan are largely reflected in its stock market. The Nikkei Index (the most popular measure of stock prices in Japan) closed on October 30 at 13,564, or 65% below the close of December 31, 1989. During this same time, major stock markets in Europe and the U.S. have doubled, and some even tripled.

*Currency turmoil and weak economic conditions in Asia. After years of rapid economic growth, the "Asian Tigers" fell victim to overexpansion. During the past year, economic conditions in Asia continued to deteriorate. The situation is more difficult because Japan, the major economic power in the region, is struggling with its own economic problems.

  The slowdown in Asia and the risk of some of its problems spilling over into Europe and the U.S. have resulted in increased stock market volatility. However, the slowdown has also had the beneficial effect of lowering inflationary pressures. Normally, at this point of the economic cycle in the U.S. and Europe, we would start to see inflationary pressures and that has not been the case this time.

*Turmoil in Russia. The economic and political upheaval in Russia rattled the U.S. and European stock markets. Banks and financials were hard hit due to concern over loan write-offs. Industrial companies with major investments in Russia have also been hurt. We believe that the economic impact of the turmoil in Russia will be limited for the major industrialized countries. Trade with Russia is still a relatively small part of world economic activity.

  On the positive side, economic growth in Continental Europe is still robust and inflation and interest rates are even lower than in the U.S. Corporate restructuring, which has largely run its course in the U.S., is still at an early stage in Europe. The movement toward European monetary union and lowering of trade barriers will further enhance efficiency and economic progress.

  Even  in  Japan,  we are beginning to hear talk of corporate restructuring and share buybacks. Major Japanese corporations that were satisfied with single-digit returns on equity in exchange for providing lifetime employment are beginning to talk about redirecting capital to more profitable businesses and reducing staff in marginal operations.

PORTFOLIO FOCUS

  Our emphasis is value-oriented, and the investment theme is to seek undervalued securities. The average price-to-earnings ratio of the Fund is 19.0, compared with 24.9 for the EAFE Index. The Fund' s price-to-book and price-to-cash flow ratios are also lower. The Fund is now invested in 20 different countries and is well diversified. The investments are concentrated in major industrialized countries and exposure to emerging markets, as noted above, is under 2%.

  The major hurdle in 1998 was the underperformance of value stocks in Continental Europe and the U.K. Our country allocation has not changed significantly over the course of the reporting period, since the Fund's inception.

  Looking ahead, we will continue to search for securities that are temporarily undervalued and out of favor, but where earnings momentum is improving. The universe from which we can select is larger than the U.S., and many opportunities exist. Value stocks after the recent period of underperformance are even more compelling today.

  Thank   you   for   your   continued  participation  in  the  Dreyfus  Premier
International Value Fund.

            Sincerely,


        [Sandor Cseh signature logo]


            Sandor Cseh

            Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE:   LIPPER  ANALYTICAL  SERVICES,  INC.--The  Morgan  Stanley  Capital
International Europe, Australasia, Far East (EAFE((reg.tm) )) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and include net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated. Unlike the Fund, the Index is not focused on value stocks principally.

DREYFUS PREMIER INTERNATIONAL VALUE FUND                     OCTOBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER
                           INTERNATIONAL VALUE FUND

CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES AND THE MORGAN
 STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm)))
                                     INDEX
[Exhibit A:
                                    Dollars

$9,573

Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE((reg.tm))) Index*

$9,064

Dreyfus Premier International Value Fund (Class R Shares)

$8,926

Dreyfus Premier International Value Fund (Class C Shares)

$8,655

Dreyfus Premier International Value Fund (Class B Shares)

$8,537

Dreyfus Premier International Value Fund (Class A Shares)

*Source: Lipper Analytical Services, Inc.]

Actual Aggregate Total Returns
--------------------------------------------------------------------------------

           Class A Shares                          Class B Shares

_______________________________________________________           _______________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
From Inception (3/31/98)   -9.44%           -14.63%               From Inception (3/31/98)   -9.84%          -13.45%

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

From Inception (3/31/98)   -9.84%           -10.74%               From Inception (3/31/98)   -9.36%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier International Value Fund on 3/31/98 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which invests principally in "value" stocks, the Index is not style-specific. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--93.6%                                                                                Shares            Value
-------------------------------------------------------

                                                                                                 ____________      ____________
                    Argentina--.8%  YPF Sociedad Anonima, ADS. . . . . . . . . . . . . . .              1,300    $       37,619

                                                                                                                   ____________

                   Australia--2.2%  Australia & New Zealand Banking. . . . . . . . . . . .              7,677            43,847

                                    Boral  . . . . . . . . . . . . . . . . . . . . . . . .             16,514            26,801

                                    Pacific Dunlop . . . . . . . . . . . . . . . . . . . .             17,695            31,810

                                                                                                                   ____________

                                                                                                                        102,458

                                                                                                                   ____________

                      Denmark--.5%  Jyske Bank . . . . . . . . . . . . . . . . . . . . . .                300            24,559

                                                                                                                   ____________

                      Finland--.8%  Kesko Oyj. . . . . . . . . . . . . . . . . . . . . . .              2,500            37,258

                                                                                                                   ____________

                      France--9.6%  ALSTHOM, ADS . . . . . . . . . . . . . . . . . . . . .              1,250            30,781

                                    Air Liquide  . . . . . . . . . . . . . . . . . . . . .                347            58,187

                                    Bongrain . . . . . . . . . . . . . . . . . . . . . . .                 75            31,701

                                    Compagnie Generale des
                                        Etablissements Michelin, Cl. B . . . . . . . . . .                706            29,141

                                    Dexia France . . . . . . . . . . . . . . . . . . . . .                320            47,239

                                    Elf Aquitaine, ADS . . . . . . . . . . . . . . . . . .              1,100            63,800

                                    Guyenne et Gascogne  . . . . . . . . . . . . . . . . .                100            43,673

                                    Pechiney, Cl. A  . . . . . . . . . . . . . . . . . . .                600            20,645

                                    Societe Generale, Cl. A  . . . . . . . . . . . . . . .                400            52,992

                                    Thompson CSF . . . . . . . . . . . . . . . . . . . . .              1,200            41,745

                                    Usinor . . . . . . . . . . . . . . . . . . . . . . . .              2,000            22,891

                                                                                                                   ____________

                                                                                                                        442,795

                                                                                                                   ____________

                    Germany--11.0%  Bayer. . . . . . . . . . . . . . . . . . . . . . . . .              1,700            69,142

                                    Deutsche Bank  . . . . . . . . . . . . . . . . . . . .                800            49,798

                                    Deutsche Lufthansa . . . . . . . . . . . . . . . . . .              1,900            41,337

                                    GEA  . . . . . . . . . . . . . . . . . . . . . . . . .              1,300            35,747

                                    Hoechst  . . . . . . . . . . . . . . . . . . . . . . .              1,200            50,184

                                    KM Europa Metal  . . . . . . . . . . . . . . . . . . .                300            16,045

                                    Merck KGaA . . . . . . . . . . . . . . . . . . . . . .              1,300            53,424

                                    Siemens  . . . . . . . . . . . . . . . . . . . . . . .              1,200            72,230

                                    Tarkett Sommer . . . . . . . . . . . . . . . . . . . .                700            11,634

                                    VEBA . . . . . . . . . . . . . . . . . . . . . . . . .              1,400            78,261

                                    Volkswagen . . . . . . . . . . . . . . . . . . . . . .                380            28,591

                                                                                                                   ____________

                                                                                                                        506,393

                                                                                                                   ____________

                   Hong Kong--1.8%  HSBC . . . . . . . . . . . . . . . . . . . . . . . . .                500            11,460

                                    Henderson Investment . . . . . . . . . . . . . . . . .             45,000            30,215

                                    HongKong Electric  . . . . . . . . . . . . . . . . . .             10,800            39,605

                                                                                                                   ____________

                                                                                                                         81,280

                                                                                                                   ____________

                       Italy--3.2%  ENI, ADS . . . . . . . . . . . . . . . . . . . . . . .              1,000            60,750

                                    Istituto Mobiliare Italiano, ADS . . . . . . . . . . .                500            23,188

                                    Telecom Italia . . . . . . . . . . . . . . . . . . . .             12,000            60,830

                                                                                                                   ____________

                                                                                                                        144,768

                                                                                                                   ____________

                      Japan--26.2%  Canon. . . . . . . . . . . . . . . . . . . . . . . . .              3,000            57,001

                                    Credit Saison  . . . . . . . . . . . . . . . . . . . .              3,000            70,961

                                    Dai-Tokyo Fire & Marine Insurance  . . . . . . . . . .             10,000            33,176



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------

                                                                                                 ____________      ____________
                 Japan (continued)  Fuji Machine Manufacturing . . . . . . . . . . . . . .              1,000    $       29,556

                                    Hitachi  . . . . . . . . . . . . . . . . . . . . . . .              5,000            25,549

                                    Honda Motor  . . . . . . . . . . . . . . . . . . . . .              1,000            30,159

                                    Ito-Yokado . . . . . . . . . . . . . . . . . . . . . .              2,000           117,191

                                    Kao  . . . . . . . . . . . . . . . . . . . . . . . . .              3,000            61,008

                                    Mabuchi Motor  . . . . . . . . . . . . . . . . . . . .              1,000            65,489

                                    Marubeni . . . . . . . . . . . . . . . . . . . . . . .             15,000            27,660

                                    Matsumotokiyoshi . . . . . . . . . . . . . . . . . . .              1,000            37,915

                                    Minebea  . . . . . . . . . . . . . . . . . . . . . . .              6,000            56,614

                                    Mitsubishi Heavy Industries  . . . . . . . . . . . . .              8,000            31,021

                                    Murata Manufacturing . . . . . . . . . . . . . . . . .              1,000            33,865

                                    NAMCO  . . . . . . . . . . . . . . . . . . . . . . . .              1,000            22,361

                                    NTT Mobile Communication Network . . . . . . . . . . .                  1            36,277

                                    Nichei . . . . . . . . . . . . . . . . . . . . . . . .                700            56,820

                                    Nishimatsu Construction  . . . . . . . . . . . . . . .              5,000            25,851

                                    Rinnai . . . . . . . . . . . . . . . . . . . . . . . .              2,500            45,024

                                    Rohm . . . . . . . . . . . . . . . . . . . . . . . . .              1,000            88,755

                                    Sankyo . . . . . . . . . . . . . . . . . . . . . . . .              2,000            34,296

                                    Sekisui Chemical . . . . . . . . . . . . . . . . . . .              5,000            27,359

                                    Sony . . . . . . . . . . . . . . . . . . . . . . . . .                800            51,012

                                    Toshiba  . . . . . . . . . . . . . . . . . . . . . . .              7,000            32,994

                                    Toyota Motor . . . . . . . . . . . . . . . . . . . . .              2,000            48,255

                                    Yamanouchi Pharmaceutical  . . . . . . . . . . . . . .              2,000            57,562

                                                                                                                   ____________

                                                                                                                      1,203,731

                                                                                                                   ____________

                 Netherlands--7.2%  ABN-AMRO . . . . . . . . . . . . . . . . . . . . . . .              2,875            53,923

                                    Akzo Nobel, ADS  . . . . . . . . . . . . . . . . . . .              1,200            47,400

                                    Buhrmann . . . . . . . . . . . . . . . . . . . . . . .              1,600            28,723

                                    Hollandsche Beton Group  . . . . . . . . . . . . . . .              2,376            32,086

                                    Hunter Douglas . . . . . . . . . . . . . . . . . . . .              1,214            43,587

                                    KPN, ADS . . . . . . . . . . . . . . . . . . . . . . .              1,319            51,936

                                    Koninklijke (Royal) Philips Electronics, ADR . . . . .                700            38,413

                                    Stork  . . . . . . . . . . . . . . . . . . . . . . . .                700            17,480

                                    TNT Post, ADR  . . . . . . . . . . . . . . . . . . . .                715            19,037

                                                                                                                   ____________

                                                                                                                        332,585

                                                                                                                   ____________

                  New Zealand--.3%  Flecther Challenge Paper . . . . . . . . . . . . . . .             17,954            11,399

                                                                                                                   ____________

                       Norway--.6%  Fred Olsen Energy. . . . . . . . . . . . . . . . . . .          2,000 (a)            18,606

                                    Orkla, Cl. B . . . . . . . . . . . . . . . . . . . . .                600             9,029

                                                                                                                   ____________

                                                                                                                         27,635

                                                                                                                   ____________

                         Peru--.3%  Telefonica del Peru, ADS . . . . . . . . . . . . . . .              1,000            13,000

                                                                                                                   ____________

                     Portugal--.5%  Banco Pinto & Sotto Mayor. . . . . . . . . . . . . . .              1,232            23,498

                                                                                                                   ____________

                   Singapore--1.0%  Development Bank of Singapore. . . . . . . . . . . . .              7,000            44,006

                                                                                                                   ____________

                       Spain--6.2%  Banco Popular Espanol. . . . . . . . . . . . . . . . .                300            18,550

                                    Corporation Bancaria de Espana, ADS  . . . . . . . . .              1,100            48,125

                                    Endesa . . . . . . . . . . . . . . . . . . . . . . . .              3,200            80,739



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------

                                                                                                 ____________      ____________
                 Spain (continued)  Gas y Electridad . . . . . . . . . . . . . . . . . . .                700    $       59,701

                                    Repsol, ADS  . . . . . . . . . . . . . . . . . . . . .              1,600            80,000

                                                                                                                   ____________

                                                                                                                        287,115

                                                                                                                   ____________

                      Sweden--1.7%  Autoliv. . . . . . . . . . . . . . . . . . . . . . . .              1,800            60,158

                                    Scania, Cl. A  . . . . . . . . . . . . . . . . . . . .                900            16,081

                                                                                                                   ____________

                                                                                                                         76,239

                                                                                                                   ____________

                 Switzerland--4.4%  Barry Callebaut. . . . . . . . . . . . . . . . . . . .                111            24,895

                                    Forbo  . . . . . . . . . . . . . . . . . . . . . . . .                100            41,451

                                    Sulzer . . . . . . . . . . . . . . . . . . . . . . . .                 80            46,188

                                    Swisscom . . . . . . . . . . . . . . . . . . . . . . .            100 (a)            33,975

                                    UBS  . . . . . . . . . . . . . . . . . . . . . . . . .                200            54,996

                                                                                                                   ____________

                                                                                                                        201,505

                                                                                                                   ____________

             United Kingdom--13.8%  BTR. . . . . . . . . . . . . . . . . . . . . . . . . .             16,250            28,427

                                    British Airways  . . . . . . . . . . . . . . . . . . .              1,260             9,154

                                    British Airways, ADS . . . . . . . . . . . . . . . . .                270            20,419

                                    Bunzl  . . . . . . . . . . . . . . . . . . . . . . . .             13,000            59,846

                                    Laird Group  . . . . . . . . . . . . . . . . . . . . .              7,000            16,640

                                    LucasVarity  . . . . . . . . . . . . . . . . . . . . .             10,601            36,202

                                    Medeva . . . . . . . . . . . . . . . . . . . . . . . .              9,000            18,230

                                    PowerGen . . . . . . . . . . . . . . . . . . . . . . .              5,641            79,794

                                    Rio Tinto  . . . . . . . . . . . . . . . . . . . . . .              4,300            52,187

                                    Royal & Sun Alliance Insurance Group . . . . . . . . .              6,500            59,519

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .             11,281            56,653

                                    Stakis . . . . . . . . . . . . . . . . . . . . . . . .             20,000            32,810

                                    Standard Chartered . . . . . . . . . . . . . . . . . .              5,000            53,777

                                    Storehouse . . . . . . . . . . . . . . . . . . . . . .             15,342            44,944

                                    Tomkins  . . . . . . . . . . . . . . . . . . . . . . .             14,517            67,194

                                                                                                                   ____________

                                                                                                                        635,796

                                                                                                                   ____________

               United States--1.5%  Pharmacia & Upjohn . . . . . . . . . . . . . . . . . .              1,300            68,819

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $4,823,767)  . . . . . . . . . . . . . . . .                         $  4,302,458

                                                                                                                   ____________


Preferred Stocks--.5%
-------------------------------------------------------

             Germany;  Rheinmetall

                                        (cost $27,260) . . . . . . . . . . . . . . . . . .              1,200    $       23,931

                                                                                                                    ____________


TOTAL INVESTMENTS (cost $4,851,027). . . . . . . . . . . . . . . . . . . . . . . . . . . .              94.1%      $  4,326,389

                                                                                                      _______       ____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               5.9%     $     273,346

                                                                                                      _______       ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $  4,599,735

                                                                                                      _______       ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                      Cost              Value
                                                                                                  ___________        __________
ASSETS:                          Investments in securities--See Statement of Investments . .       $4,851,027        $4,326,389

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               61,163

                                 Cash denominated in foreign currencies  . . . . . . . . .            130,293           132,339

                                 Receivable for investment securities sold . . . . . . . .                               38,885

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                               13,961

                                 Due from The Dreyfus Corporation  . . . . . . . . . . . .                                1,802

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               53,122
                                                                                                                    ___________

                                                                                                                      4,627,661
                                                                                                                    ___________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                1,385

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               26,541
                                                                                                                    ___________

                                                                                                                         27,926
                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,599,735
                                                                                                                    ___________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $5,077,332

                                 Accumulated undistributed investment income--net  . . . .                               14,818

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions . . . . . . . . . . . . .                               29,209

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions  . . .                            (521,624)
                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,599,735
                                                                                                                    ___________

                                 NET ASSET VALUE PER SHARE
                              _____________________________

                                                               Class A           Class B           Class C           Class R
                                                             ___________        ___________       ___________       ___________

Net Assets . . . . . . . . . . . . . . . . . . . . . .        $3,212,623           $483,079          $450,679          $453,354

Shares Outstanding . . . . . . . . . . . . . . . . . .           283,872             42,878            40,000            40,000

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $11.32             $11.27            $11.27            $11.33

                                                                 _______            _______           _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $9,196 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .         $   65,411

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .             10,081

                                                                                                    _________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $   75,492

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .             28,213

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             25,194

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             20,700

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             10,569

                                 Shareholder servicing costs--Note 2(c)  . . . . . . . . .              7,079

                                 Prospectus and shareholders' reports  . . . . . . . . . .              5,087

                                 Distribution fees--Note 2(b)  . . . . . . . . . . . . . .              4,248

                                 Organization expense--Note 1(f) . . . . . . . . . . . . .              1,768

                                 Trustees' fees and expenses--Note 2(d)  . . . . . . . . .                691

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .                 93

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                928

                                                                                                    _________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            104,570

                                 Less--expense reimbursement due to
                                    undertaking--Note 2(a) . . . . . . . . . . . . . . . .            (43,896)

                                                                                                    _________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                               60,674

                                                                                                                      _________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               14,818

                                                                                                                      _________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments and foreign
                                    currency transactions  . . . . . . . . . . . . . . . .         $   38,533

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .             (9,324)

                                                                                                    _________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                               29,209

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions  . . . . . . . . . .                             (521,624)

                                                                                                                      _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                             (492,415)

                                                                                                                      _________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $(477,597)

                                                                                                                      _________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     14,818

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,209

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . .       (521,624)

                                                                                                                    ___________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . . . . .       (477,597)

                                                                                                                    ___________

BENEFICIAL INTEREST TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,607,230

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        534,619

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        500,000

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        500,000

  Cost of shares redeemed:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (64,517)

                                                                                                                    ___________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . . . . . . . . . . . . . . . .      5,077,332

                                                                                                                    ___________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,599,735

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       --------

                                                                                                                    ___________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $4,599,735

                                                                                                                    ___________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     14,818

                                                                                                                    ___________

CAPITAL SHARE TRANSACTIONS:

  Class A

  _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      288,881

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (5,009)

                                                                                                                    ___________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      283,872

                                                                                                                    ___________


   Class B

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42,878

                                                                                                                    ___________


   Class C

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40,000

                                                                                                                    ___________


   Class R

   _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40,000

                                                                                                                    ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained  below  is  per  share  operating  performance  data for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net assets  and  other  supplemental  data  for  the  period  from  March  31,  1998
(commencement  of  operations)  to  October  31, 1998. This information has been derived from the Fund's financial statements.


                                                                            Class A       Class B       Class C       Class R
PER SHARE DATA:                                                             Shares        Shares        Shares        Shares
                                                                            ______        ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . .      $12.50        $12.50        $12.50        $12.50
                                                                            ______        ______        ______        ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . .         .05          (.01)         (.01)          .06

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . .       (1.23)        (1.22)        (1.22)        (1.23)
                                                                            ______        ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . .       (1.18)        (1.23)        (1.23)        (1.17)
                                                                            ______        ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . .      $11.32        $11.27        $11.27        $11.33
                                                                            ______        ______        ______        ______

TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . .       (9.44%)(2)    (9.84%)(2)    (9.84%)(2)    (9.36%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(1)  . . . . . . . . . . . .        1.19%         1.64%         1.64%         1.04%

   Ratio of net investment income (loss) to average net assets(1)  . .         .39%         (.07%)        (.06%)         .53%

   Decrease reflected in above expense ratios
       due to undertaking by the Manager( (1)) . . . . . . . . . . . .         .92%          .92%          .92%          .92%

   Portfolio Turnover Rate(1)  . . . . . . . . . . . . . . . . . . . .       17.71%        17.71%        17.71%        17.71%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . .      $3,213          $483          $451          $453
-----------------------------

(1)  Not annualized.

(2)  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Premier International Value Fund (the "Fund" ) is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates a series company, currently offering two series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation.

   As of October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

  Class A . . . . .   280,000                 Class C . . . . .   40,000

  Class B . . . . .    40,000                 Class R . . . . .   40,000

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $734 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   (F) OTHER: Organization expenses paid by the Fund are included in prepaid expenses and are being amortized to operations from March 31, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At October 31, 1998, the unamortized balance of such expenses amounted to $19,789. In the event that any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of such shares being redeemed bears to the number of such shares outstanding at the time of such redemption.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from March 31, 1998 through October 31, 1998, to reimburse such excess expenses of the Fund to the extent that the Fund' s aggregate annual expenses, excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $43,896 during the period ended October 31, 1998.

   (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1998, Class B and Class C shares were charged $2,148 and $2,100, respectively, pursuant to the Plan.

   (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $4,935, $716 and $700, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $213 pursuant to the transfer agency agreement.

   (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1998, amounted to $5,560,796 and $695,254, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

   (B) At October 31, 1998, accumulated net unrealized depreciation on investments was $524,638, consisting of $173,428 gross unrealized appreciation and $698,066 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PREMIER INTERNATIONAL VALUE FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund, at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 7, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1998:

   --the total amount of taxes paid to foreign countries was $9,196

   --the total amount of income sourced from foreign countries was $30,254

   As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1998 calendar year with Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER INTERNATIONAL

VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                             173AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                              INTERNATIONAL VALUE

                                     FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   (reg.tm)